Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 1, 2006

                       AMERICAN CARESOURCE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    000-51603                  20-0428568
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       (State or Other           (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

8080 Tri-Star Drive, Irving, Texas                                       75063
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (972) 871-7912


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On February 23, 2006, the Board of Directors of American CareSource Holdings, Inc. (the "Registrant") elected Edward B. Berger to serve as a member of the Board of Directors and to serve as a member of the Audit Committee and the Corporate Governance Committee. Mr. Berger had previously been a member of the Board of Directors and served on the Audit Committee and Finance Committee of Patient Infosystems, Inc. ("PATY"). PATY was the parent company of the Registrant prior to December 23, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERICAN CARESOURCE HOLDINGS, INC.


Date: March 1, 2006                           By: /s/ David S. Boone
                                                  ------------------------------
                                                  David S. Boone
                                                  Chief Financial Officer